UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

SOLITARIO RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2026, Solitario Resources Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 51,707,349 shares of common stock were present in person or by proxy. The three matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in the Solitario’s definitive Proxy Statement filed with the United States Securities Exchange Commission (the “SEC”) on April 29, 2026.

1.

Election of Directors. Six directors were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified, with each director receiving the votes below:

Number of Shares

Name	For	Withheld	Broker Non-Votes
John Labate	38,367,832 (99.34% of shares voting)	255,761	13,083,756
James Hesketh	34,906,464 (90.38% of shares voting)	3,717,129	13,083,756
Christopher E. Herald	38,436,870 (99.52% of shares voting)	186,723	13,083,756
Gil Atzmon	38,735,431 (99.36% of shares voting)	248,162	13,083,756
Debbie Mino-Austin	37,738,400 (97.71% of shares voting)	885,193	13,083,756

2.

Advisory Vote on Executive Compensation: The shareholders approved the following resolution concerning the compensation of Solitario’s named executive officers, with 37,403,628 shares voting for (96.84% of shares voting), 574,407 shares voting against, 645,555 shares abstaining, and 13,083,756 broker non-votes.

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 28, 2025, pursuant to the compensation disclosure rules of the SEC set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2026 annual meeting.”

3.

Appointment of Auditors. The appointment of Assure CPA, LLC, which merged with and was succeded by Sadler, Gibb & Associates effective June 3, 2026, as Solitario’s auditors for fiscal year 2026 was ratified, with 51,036,820 shares voting for (98.70% of shares voting), 122,148 shares voting against, 548,380 shares voting to abstain.

ITEM 7.01 Regulation FD Disclosure

On June 18, 2026, Solitario issued a press release announcing the results of the annual meeting of shareholders held on June 17, 2026. A copy of that press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 18, 2026, announcing the Voting Results of Solitario’s Annual Meeting held June 17, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 18, 2026

Solitario Resources Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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